UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021 (November 10, 2021)

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

98 Cutter Mill Road, Suite 322

Great Neck New York 11021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SINO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 10, 2021, the Chief Technology Officer (“CTO”) of Sino-Global Shipping America, Ltd. (the “Registrant”), Mr. Xintang You, resigned from his position as the CTO. There were no disagreements between Mr. You and the Registrant described in 17 CFR 240.3b-7.

(c)

CTO

On November 10, 2021, the Registrant appointed Mr. Shi Qiu as its new CTO. Mr. Qiu, 29 years old, is presently serving as the Vice-General Manager of Ningbo Saimeinuo Supply Chain Management Ltd. since November 2018. From June 2018 to October 2018, Mr. Qiu served as the Head of Blockchain Business of North Mining Limited. From September 2015 to May 2018, Mr. Shi Qiu served as the Vice President of Newstyle Capital & Newstyle Media. Mr, Qiu holds a Bachelor’s degree majored in labor and social security from Zhejiang University, he also holds a Master's degree in public management from Tsinghua University.

The employment agreement between the Registrant and Mr. Qiu provides for a three-year term that extends automatically in the absence of termination provided at least 30 days prior to the anniversary date of the agreement. Mr, Qiu’s salary is $120,000 per year. The employee agreement between the Registrant and Mr. Qiu is in substantially the form attached hereto as Exhibit 10.1.

Mr. Qiu has no family relationship with any director or executive officer of the Registrant or any person nominated or chosen by the Registrant to become a director or executive officer.

Mr. Qiu has had (i) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K and, (ii) as of the date of this current report on Form 8-K (this “Report”), Mr. Shi Qiu holds no direct ownership in the Registrant’s stock or rights to acquire the Registrant’s stock.

New Employment Agreement between the Registrant and Chief Financial Officer (“CFO”)

On November 9, 2021, the Registrant and the CFO of the Registrant, Ms. Tuo Pan, entered into a new employment agreement to replace the previous employment agreement between the Registrant and the CFO dated on November 1, 2021, which was previously filed on November 1, 2021. The new employment agreement deleted the severance payment term in the previous employment agreement. The new employee agreement between the Registrant and Ms. Pan is in substantially the form attached hereto as Exhibit 10.2

Item 8.01.	Other Events..

On November 8, 2021, the Company appointed Ms. Xiaoyan Feng as the Secretary of the Board of Directors of the Registrant.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Employment Agreement by and between Mr. Shi Qiu and Sino-Global Shipping America, Ltd., dated as of November 10, 2021

Exhibit 10.2	New Employment Agreement by and between Ms. Tuo Pan and Sino-Global Shipping America, Ltd., dated as of November 9, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

Date: November 10 , 2021	By:	/s/ Yang Jie
	Name:	Yang Jie
	Title:	Chief Executive Officer

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